UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 21, 2009

                          SYNERGY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

          Colorado                       None                   20-2835920
--------------------             ------------------      ----------------------
 (State or other jurisdiction   (Commission File No.)         (IRS Employer
of incorporation)                                          Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                   ------------- ----------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073
                                                           --------------


                                       N/A
                   ------------------------------------ ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01   Changes in Registrant's Certifying Accountant.

     On December 21, 2009, the Company, through and with the approval of its Board of Directors, dismissed Stark Winter Schenkein & Co., LLP ("SWS") as its independent registered public accounting firm and engaged Ehrhardt Keefe Steiner & Hottman PC ("EKS&H) as its independent registered public accounting firm.

     The reports of SWS regarding the Company's financial statements for the period from December 28, 2007 (inception) to August 31, 2008, the fiscal year ended August 31, 2009 and the period from December 28, 2007 (inception) to August 31, 2009, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the reports of SWS for those fiscal years were qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the period from December 28, 2007 (inception) to August 31, 2008, the year ended August 31, 2009 and the period from September 1, 2009 through December 21, 2009, there were no disagreements with SWS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SWS would have caused it to make reference to such disagreements in such reports.

     The Company provided SWS with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested SWS to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from SWS is filed as an exhibit to this amended report.

     Prior to engaging EKS&H, the Company did not consult with EKS&H regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by EKS&H on the Company's financial statements, and EKS&H did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

     The Company's board of directors acts as the Company's audit committee.

Item 9.01   Exhibits

Exhibit
Number      Description of Exhibit
-------     ----------------------

16          Letter from Stark Winter Schenkein & Co., LLP



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 4, 2010.

                          SYNERGY RESOURCES CORPORATION



                                 By:  /s/ William E. Scaff, Jr.
                                      ----------------------------------
                                       William E. Scaff, Jr., Vice President














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